                                                                    Exhibit 10.1



                      FORM OF SALE AND SERVICING AGREEMENT


                                      among


                 NATIONAL CITY AUTO RECEIVABLES TRUST 200__-__,
                                     Issuer,


                    [NATIONAL CITY VEHICLE RECEIVABLES INC.,]
                                  [Depositor,]


                               NATIONAL CITY BANK,
                 Seller, Servicer, Administrator and Custodian,


                                       and


                              [INDENTURE TRUSTEE],
                                Indenture Trustee




                               Dated as of [DATE]




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                                TABLE OF CONTENTS

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                                                                                                                PAGE
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                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01.     Definitions..............................................................................1
         Section 1.02.     Other Definitional Provisions...........................................................19

                                   ARTICLE II
                            CONVEYANCE OF RECEIVABLES

         Section 2.01.     Conveyance of Receivables...............................................................21

                                   ARTICLE III
                                 THE RECEIVABLES

         Section 3.01.     Representations and Warranties of the Seller............................................23
         Section 3.02.     Representations and Warranties of the Depositor.........................................23
         Section 3.03.     Repurchase Upon Breach..................................................................24
         Section 3.04.     Custody of Receivable Files.............................................................24
         Section 3.05.     Duties of Servicer as Custodian.........................................................24
         Section 3.06.     Instructions; Authority to Act..........................................................25
         Section 3.07.     Custodian's Indemnification.............................................................25
         Section 3.08.     Effective Period and Termination........................................................26

                                   ARTICLE IV
                   ADMINISTRATION AND SERVICING OF RECEIVABLES

         Section 4.01.     Duties of Servicer......................................................................27
         Section 4.02.     Collection of Receivable Payments; Modifications of Receivables.........................28
         Section 4.03.     Realization upon Receivables............................................................28
         Section 4.04.     Physical Damage Insurance...............................................................29
         Section 4.05.     Maintenance of Security Interests in Financed Vehicles..................................29
         Section 4.06.     Covenants of Servicer...................................................................29
         Section 4.07.     Purchase of Receivables Upon Breach.....................................................30
         Section 4.08.     Servicing Fee...........................................................................30
         Section 4.09.     Servicer's Certificate..................................................................30
         Section 4.10.     Annual Statement as to Compliance; Notice of Servicer Termination Event.................30
         Section 4.11.     Annual Independent Accountants' Report..................................................31
         Section 4.12.     Access to Certain Documentation and Information Regarding Receivables...................31
         Section 4.13.     Term of Servicer........................................................................32
         Section 4.14.     Access to Information Regarding Trust and Basic Documents...............................32
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                                       i


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                                    ARTICLE V
                  DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

         Section 5.01.     Establishment of Accounts...............................................................33
         Section 5.02.     Collections.............................................................................35
         Section 5.03.     Application of Collections..............................................................35
         Section 5.04.     Purchase Amounts........................................................................35
         Section 5.05.     Reserved................................................................................35
         Section 5.06.     Distributions...........................................................................36
         Section 5.07.     Reserve Account.........................................................................38
         Section 5.08.     Statements to Securityholders...........................................................38
         Section 5.09.     Advances by the Servicer................................................................40

                                   ARTICLE VI
                                  THE DEPOSITOR

         Section 6.01.     Representations of Depositor............................................................41
         Section 6.02.     Corporate Existence.....................................................................42
         Section 6.03.     Liability of Depositor; Indemnities.....................................................42
         Section 6.04.     Merger or Consolidation of, or Assumption of the Obligations of, Depositor..............42
         Section 6.05.     Limitation on Liability of Depositor and Others.........................................43
         Section 6.06.     Depositor May Own Securities............................................................43
         Section 6.07.     Depositor to Provide Copies of Relevant Securities Filings..............................43
         Section 6.08.     Amendment of Depositor's Organizational Documents.......................................43

                                   ARTICLE VII
                                  THE SERVICER

         Section 7.01.     Representations of Servicer.............................................................44
         Section 7.02.     Indemnities of Servicer.................................................................45
         Section 7.03.     Merger or Consolidation of, or Assumption of the Obligations of, Servicer...............46
         Section 7.04.     Limitation on Liability of Servicer and Others..........................................46
         Section 7.05.     Appointment of Subservicer..............................................................47
         Section 7.06.     Servicer Not to Resign..................................................................47

                                  ARTICLE VIII
                                     DEFAULT

         Section 8.01.     Servicer Termination Events.............................................................48
         Section 8.02.     Consequences of a Servicer Termination Event............................................48
         Section 8.03.     Appointment of Successor Servicer.......................................................49
         Section 8.04.     Notification to Securityholders.........................................................50
         Section 8.05.     Waiver of Past Defaults.................................................................50
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                                       ii
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                                   ARTICLE IX
                                   TERMINATION

         Section 9.01.     Optional Purchase of All Receivables....................................................51

                                    ARTICLE X
                                  MISCELLANEOUS

         Section 10.01.    Amendment...............................................................................52
         Section 10.02.    Protection of Title to Trust............................................................53
         Section 10.03.    Notices.................................................................................54
         Section 10.04.    Assignment by the Depositor or the Servicer.............................................55
         Section 10.05.    Limitations on Rights of Others.........................................................55
         Section 10.06.    Severability............................................................................55
         Section 10.07.    Counterparts............................................................................55
         Section 10.08.    Headings................................................................................55
         Section 10.09.    GOVERNING LAW...........................................................................55
         Section 10.10.    Assignment by Issuer....................................................................55
         Section 10.11.    Nonpetition Covenants...................................................................56
         Section 10.12.    Limitation of Liability of Owner Trustee and Indenture Trustee..........................56


Schedule A            [Reserved]
Schedule B            Final Schedule of Receivables
Schedule C            Location of Receivable Files

Exhibit A             Representations and Warranties of the Seller under Section 3.02 of the Receivables Purchase
                      Agreement
Exhibit B             Form of Distribution Date Statement to Securityholders
Exhibit C             Form of Servicer's Certificate
Exhibit D-1           Extension Policy
Exhibit D-2           Form of Dealer Agreement
Exhibit D-3           Form of Assignment
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                                      iii

         This SALE AND SERVICING AGREEMENT, dated as of [DATE], among NATIONAL CITY AUTO RECEIVABLES TRUST 200__-__, a Delaware business trust (the "Issuer"), NATIONAL CITY VEHICLE RECEIVABLES INC., a Delaware corporation (the "Depositor"), NATIONAL CITY BANK, a national banking association, as servicer (in such capacity, the "Servicer"), as seller (in such capacity, the "Seller"), as administrator (in such capacity, the "Administrator") and as custodian (in such capacity, the "Custodian") and [INDENTURE TRUSTEE], a [_______] banking corporation, as indenture trustee (the "Indenture Trustee").

         WHEREAS, the Issuer desires to purchase a portfolio of receivables arising in connection with [retail installment sales contracts, retail installment loans, purchase money notes or other notes] originated or purchased by National City Bank in the ordinary course of its business [and sold by National City Bank to the Depositor];

         WHEREAS, the Depositor is willing to sell such receivables to the Issuer; and

         WHEREAS, National City Bank is willing to service such receivables.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.01. DEFINITIONS. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "ADVANCE" means, as to any Distribution Date, the aggregate of all scheduled payments of interest which were due during the related Collection Period that remained unpaid at the end of such Collection Period and were not collected during such Collection Period, exclusive of any such scheduled payment which the Servicer has determined would be a Nonrecoverable Advance if an advance in respect of such scheduled payment were made.

         "ADVANCE REIMBURSEMENT AMOUNT" means any amount received or deemed to be received by the Servicer pursuant to Section 5.09 in reimbursement of a Advance made out of its own funds.

         "AGREEMENT" means this Sale and Servicing Agreement, as the same may be amended or supplemented from time to time.

         "AMOUNT FINANCED" means with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs, exclusive of any amount allocable to the premium of force-placed physical damage insurance covering the Financed Vehicle.

         "ANNUAL PERCENTAGE RATE" or "APR" of a Receivable means the annual rate of interest stated in the related Contract.

         "BASIC DOCUMENTS" means the Trust Agreement, the Indenture, this Agreement, the Receivables Purchase Agreement, the Administration Agreement, and the Note Depository Agreement and other documents and certificates delivered in connection therewith.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday, a legal holiday or any other day on which national banking institutions or commercial banking institutions in the States of New York, Ohio or Delaware are authorized or required by law, executive order or governmental decree to be closed.

         "CERTIFICATE" means [____________].

         "CERTIFICATE INTEREST DISTRIBUTION ACCOUNT" has the meaning assigned to such term in the Trust Agreement.

         "CERTIFICATE PRINCIPAL DISTRIBUTION ACCOUNT" has the meaning assigned to such term in the Trust Agreement.

         "CERTIFICATEHOLDER" or "HOLDER" shall mean a Person in whose name a Certificate is registered.

         "CERTIFICATEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Distribution Date and the Certificateholders' Interest Carryover Shortfall for such Distribution Date.

         "CLASS" means any one of the classes of Notes or the Certificates.

         "CLASS [A] NOTE" means any Class [A-1] Note, Class [A-2] Note, Class [A-3] Note or Class [A-4] Note.

         "CLASS [A] NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class [A-1] Interest Distributable Amount for such Distribution Date, the Class [A-2] Interest Distributable Amount for such Distribution Date, the Class [A-3] Interest Distributable Amount for such Distribution Date and, the Class [A-4] Interest Distributable Amount for such Distribution Date.

         "CLASS [A-1] FINAL SCHEDULED DISTRIBUTION DATE" means the Distribution Date in [DATE].

         "CLASS [A-1] INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class [A-1] Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class [A-1] Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class [A-1] Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class [A-1] Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class [A-1] Rate.

         "CLASS [A-1] INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class [A-1] Monthly Interest Distributable Amount for such Distribution Date and the Class [A-1] Interest Carryover Shortfall for such Distribution Date.

         "CLASS [A-1] MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, interest accrued from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to and including the day immediately prior to such Distribution Date, on the Class [A-1] Notes at the Class [A-1] Rate on the Outstanding Amount of the Class [A-1] Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing
Date), after giving effect to all distributions of principal to the Class [A-1] Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class [A-1] Notes shall be computed on the basis of [the actual number of days in the related Interest Accrual Period and a 360-day year].

         "CLASS [A-1] NOTE BALANCE" means, as of any date of determination, the Initial Class [A-1] Note Balance less all amounts distributed to Class [A-1] Noteholders on or prior to such date and allocable to principal.

         "CLASS [A-1] NOTEHOLDER" means the Person in whose name a Class [A-1]
Note is registered in the Note Register.

         "CLASS [A-1] NOTES" means the [____]% Asset Backed Notes, Class [A-1], substantially in the form of Exhibit A-1 to the Indenture.

         "CLASS [A-1] RATE" means [____]% per annum.

         "CLASS [A-2] FINAL SCHEDULED DISTRIBUTION DATE" means the Distribution Date in [DATE].

         "CLASS [A-2] INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class [A-2] Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class [A-2] Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class [A-2] Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class [A-2] Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class [A-2] Rate.

         "CLASS [A-2] INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class [A-2] Monthly Interest Distributable Amount for such Distribution Date and the Class [A-2] Interest Carryover Shortfall for such Distribution Date.

         "CLASS [A-2] MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, interest accrued from and including the [15th] day of the preceding calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) to and including the [14th] day of the calendar month in which such Distribution Date occurs, on the Class [A-2] Notes at the Class [A-2] Rate on the Outstanding Amount of the Class [A-2] Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the

Closing Date), after giving effect to all distributions of principal to the Class [A-2] Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class [A-2] Notes shall be computed on the basis of [a 360-day year consisting of twelve 30-day months].

         "CLASS [A-2] NOTEHOLDER" means the Person in whose name a Class [A-2]
Note is registered in the Note Register.

         "CLASS [A-2] NOTES" means the [____]% Asset Backed Notes, Class [A-2], substantially in the form of Exhibit A-2 to the Indenture.

         "CLASS [A-2] RATE" means [____]% per annum.

         "CLASS [A-3] FINAL SCHEDULED DISTRIBUTION DATE" means the Distribution Date in [DATE].

         "CLASS [A-3] INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class [A-3] Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class [A-3] Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class [A-3] Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class [A-3] Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class [A-3] Rate.

         "CLASS [A-3] INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class [A-3] Monthly Interest Distributable Amount for such Distribution Date and the Class [A-3] Interest Carryover Shortfall for such Distribution Date.

         "CLASS [A-3] MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, interest accrued from and including the [15th] day of the preceding calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) to and including the [14th] day of the calendar month in which such Distribution Date occurs, on the Class [A-3] Notes at the Class [A-3] Rate on the Outstanding Amount of the Class [A-3] Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class [A-3] Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class [A-3] Notes shall be computed on the basis of [a 360-day year consisting of twelve 30-day months].

         "CLASS [A-3] NOTEHOLDER" means the Person in whose name a Class [A-3]
Note is registered in the Note Register.

         "CLASS [A-3] NOTES" means the [____]% Asset Backed Notes, Class [A-3], substantially in the form of Exhibit A-3 to the Indenture.

         "CLASS [A-3] RATE" means [____]% per annum.

         "CLASS [A-4] FINAL SCHEDULED DISTRIBUTION DATE" means the Distribution Date in [DATE].

         "CLASS [A-4] INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class [A-4] Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class [A-4] Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class [A-4] Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class [A-4] Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class [A-4] Rate.

         "CLASS [A-4] INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class [A-4] Monthly Interest Distributable Amount for such Distribution Date and the Class [A-4] Interest Carryover Shortfall for such Distribution Date.

         "CLASS [A-4] MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, interest accrued from and including the [15th] day of the preceding calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) to and including the [14th] day of the calendar month in which such Distribution Date occurs, on the Class [A-4] Notes at the Class [A-4] Rate on the Outstanding Amount of the Class [A-4] Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class [A-4] Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class [A-4] Notes shall be computed on the basis of [a 360-day year consisting of twelve 30-day months].

         "CLASS [A-4] NOTEHOLDER" means the Person in whose name a Class [A-4]
Note is registered in the Note Register.
         "CLASS [A-4] NOTES" means the [____]% Asset Backed Notes, Class [A-4], substantially in the form of Exhibit A-4 to the Indenture.

         "CLASS [A-4] RATE" means [____]% per annum.

         "CLASS [B] FINAL SCHEDULED DISTRIBUTION DATE" means the Distribution Date in [DATE].

         "CLASS [B] INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class [B] Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class [B] Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class [B] Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class [B] Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class [B] Rate.

         "CLASS [B] MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, interest accrued from and including the [15th] day of the preceding calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) to and including the [14th] day of the calendar month in which such Distribution Date occurs, on the Class [B] Notes at the Class [B] Rate on the Outstanding Amount of the Class [B] Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the

Closing Date), after giving effect to all distributions of principal to the Class [B] Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class [B] Notes shall be computed on the basis of [a 360-day year consisting of twelve 30-day months].

         "CLASS [B] NOTEHOLDER" means the Person in whose name a Class [B] Note is registered in the Note Register.

         "CLASS [B] NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class [B] Monthly Interest Distributable Amount for such Distribution Date and the Class [B] Interest Carryover Shortfall for such Distribution Date.

          "CLASS [B] NOTES" means the [____]% Asset Backed Notes, Class [B], substantially in the form of Exhibit B to the Indenture.

         "CLASS [B] RATE" means [____]% per annum.

         "CLASS [C] CERTIFICATE" means a certificate for National City Auto Receivables Trust, Series 200__-__, designated Class [C], executed and countersigned as provided in the Trust Agreement and substantially in the form set forth in Exhibit A therein.

         "CLASS [C] CERTIFICATE BALANCE" equals the Initial Class [C] Certificate Balance reduced by all amounts allocable to principal previously distributed to Class [C] Certificateholders.

          "CLASS [C] CERTIFICATE POOL FACTOR" means, as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Class [C] Certificate Balance (after giving effect to any reductions therein to be made on the immediately following Distribution Date) divided by the Initial Class [C] Certificate Balance. The Class [C] Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class [C] Certificate Pool Factor will decline to reflect reductions in the Class [C] Certificate Balance.

         "CLASS [C] CERTIFICATEHOLDER" is a Holder of a Class [C] Certificate.

         "CLASS [C] CERTIFICATEHOLDERS' INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class [C] Certificateholders' Monthly Interest Distributable Amount for the immediately preceding Distribution Date and any outstanding Class [C] Certificateholders' Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest actually deposited in the Certificate Interest Distribution Account pursuant to Section 5.06(b)(vi), plus interest on the amount of interest due but not paid to the Class [C] Certificateholders on such preceding Distribution Date, to the extent permitted by law, at the Class [C] Rate.

         "CLASS [C] CERTIFICATEHOLDERS' MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, interest accrued from and including the [15th] day of the preceding calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) to and including the [14th] day of the calendar month in which such Distribution Date occurs, on the Class [C] Certificates at the Class [C] Rate on the Class [C] Certificate Balance on the immediately preceding Distribution Date (or, in the case of the first Distribution

Date, the Closing Date), after giving effect to all distributions of principal to the Class [C] Certificateholders on or prior to such preceding Distribution Date. Interest with respect to the Certificates shall be computed on the basis of [a 360-day year consisting of twelve 30-day months] for all purposes of this Agreement and the Basic Documents.

         "CLASS [C] FINAL SCHEDULED DISTRIBUTION DATE" means the Distribution Date in [DATE].

         "CLASS [C] RATE" means [____]% per annum.

         "CLOSING DATE" means [DATE].

         "COLLATERAL" has the meaning specified in the Granting Clause of the Indenture.

         "COLLECTION ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.01(a).

         "COLLECTION PERIOD" means with respect to any Distribution Date, the calendar month preceding such Distribution Date. Any amount stated as of the last day of a Collection Period or as of the first day of a Collection Period shall give effect to the following calculations as determined as of the close of business on such last day: (i) all applications of collections and (ii) all distributions to be made on the following Distribution Date.

         "CONTRACT" means a [retail installment sales contract, retail installment loan, purchase money note or other note].

         "CONTROLLING PARTY" means (i) if the Notes have not been paid in full, the Indenture Trustee acting at the direction of at least a majority in Outstanding Amount of the Noteholders and (ii) if the Notes have been paid in full, the Owner Trustee for the benefit of the Certificateholders.

         "CONVEYED ASSETS" shall have the meaning set forth in Section 2.01.

         "CORPORATE TRUST ADMINISTRATION DEPARTMENT" shall have the meaning set forth in the Trust Agreement.

         "CORPORATE TRUST OFFICE" shall have the meaning set forth in the Indenture.

         "CRAM DOWN LOSS" means any loss resulting from an order issued by a court of appropriate jurisdiction in an insolvency proceeding that reduces the amount owed on a Receivable or otherwise modifies or restructures the scheduled payments to be made thereon. The amount of any such Cram Down Loss will equal the excess of (i) the principal balance of the Receivable immediately prior to such order over (ii) the principal balance of such Receivable as so reduced, modified or restructured. A Cram Down Loss will be deemed to have occurred on the date on which the Servicer receives notice of such order.

         "CUSTODIAN" means [CUSTODIAN], in its capacity as custodian of the Receivables.

          "DEALER" means the dealer which sold a Financed Vehicle and through which National City Bank originated the related Receivable or which originated the related Receivable and assigned it to National City Bank pursuant to a Dealer Agreement or form of assignment, as applicable.

         "DEALER AGREEMENT" means an agreement between National City Bank and a Dealer pursuant to which such Dealer sells Contracts to National City Bank or National City Bank originates Contracts through such Dealer, substantially in the form of Exhibit D-2 hereto.

         "DELIVERY" when used with respect to Trust Account Property means:

         (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee by physical delivery to the Indenture Trustee endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102 of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Indenture Trustee by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Indenture Trustee (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

         (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a "depository" pursuant to applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Indenture Trustee's security account at the securities intermediary and identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof;

         (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Indenture Trustee or its nominee or custodian who either (i) becomes the registered owner on behalf of the Indenture Trustee or (ii) having previously become the registered owner, acknowledges that it holds for the Indenture Trustee; and

         (d) with respect to any item of Trust Account Property that is a security entitlement causing the securities intermediary to indicate on its books and records that such security entitlement has been credited to a securities account of the Indenture Trustee.

         "DEPOSITOR" means [National City Vehicle Receivables Inc.] [the Seller] and its successors in interest.

         "DETERMINATION DATE" means, with respect to each Distribution Date, the earlier of (i) the [eleventh] calendar day of the month in which such Distribution Date occurs (or if such [eleventh] day is not a Business Day, the next succeeding Business Day) and (ii) the [third] Business Day preceding such Distribution Date.

         "DISTRIBUTION DATE" means, with respect to each Collection Period, the [fifteenth] day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on [DATE].

         "ELIGIBLE DEPOSIT ACCOUNT" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State, having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

         "ELIGIBLE INSTITUTION" means (a) the corporate trust department of the Indenture Trustee or the Owner Trustee or (b) a depository institution organized under the laws of the United States of America or any State, that (i) has either
(A) a long-term unsecured debt rating of at least ["AA-"] by [RATING AGENCY] and ["A2"] by [RATING AGENCY] or (B) a short-term unsecured debt rating or certificate of deposit rating of at least ["A-1+"] by [RATING AGENCY] and ["Prime-1"] by [RATING AGENCY] and (ii) the deposits of which are insured by the FDIC.

         "ELIGIBLE INVESTMENTS" means [securities, negotiable instruments or security entitlements, excluding any security with an "r" attached to the rating thereof,] that evidence:

         (a) [direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;]

         (b) [demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each Rating Agency in the highest investment category granted thereby;]

         (c) [commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each Rating Agency in the highest investment category granted thereby;]

         (d) [investments in money market funds having a rating from each Rating Agency in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);]

         (e) [bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;]

         (f) [repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause; and]

         (g) [any other investment with respect to which the Rating Agency Condition is met and the Issuer, the Indenture Trustee or the Servicer has received written notification from [RATING AGENCY] that the acquisition of such investment will not result in a reduction, withdrawal or downgrade of the then-current rating of any Class of Securities.]

         "ELIGIBLE SERVICER" means [National City Bank or any other Person that at the time of its appointment as Servicer (i) is servicing a portfolio of [retail installment sales contracts, retail installment loans, purchase money notes or other notes], (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of [retail installment sales contracts, retail installment loans, purchase money notes or other notes] similar to the Receivables with reasonable skill and care and (iv) has a minimum net worth of $50,000,000].

         "EXTENSION POLICY" shall mean the policies of the Servicer with respect to granting extensions on the Contracts as set forth on Exhibit D-1 hereto.

         "FDIC" means the Federal Deposit Insurance Corporation, and its successors.

         "FINAL SCHEDULED DISTRIBUTION DATE" means the Class [A-1] Final Scheduled Distribution Date, the Class [A-2] Final Scheduled Distribution Date, the Class [A-3] Final Scheduled Distribution Date, the Class [A-4] Final Scheduled Distribution Date, the Class [B] Final Scheduled Distribution Date or the Class [C] Final Scheduled Distribution Date, as applicable.

         "FINANCED VEHICLE" means a new or used automobile, light-duty truck, van, minivan or sport utility vehicle, together with all accessions thereto, securing an Obligor's indebtedness under the related Contract.

         "FIRST ALLOCATION OF PRINCIPAL" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class [A] Notes (as of the day immediately preceding such Distribution Date) over (y) the Pool Balance for such Distribution Date.

         "INDENTURE" means the Indenture, dated as of [DATE], between the Issuer and the Indenture Trustee.

         "INDENTURE TRUSTEE" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

         "INITIAL CLASS [A-1] NOTE BALANCE" means $[____].

         "INITIAL CLASS [A-2] NOTE BALANCE" means $[____].

         "INITIAL CLASS [A-3] NOTE BALANCE" means $[____].

         "INITIAL CLASS [A-4] NOTE BALANCE" means $[____]

         "INITIAL CLASS [B] NOTE BALANCE" means $[____].

         "INITIAL CLASS [C] CERTIFICATE BALANCE" means $[____].

         "INITIAL CUTOFF DATE" means the close of business on [DATE].

         "INITIAL OVERCOLLATERALIZATION AMOUNT" means $[____].

         "INITIAL POOL BALANCE" means an amount equal to the aggregate Principal Balance, as of the Initial Cutoff Date, of the Receivables listed on Schedule B hereto that were originated on or prior to the Initial Cutoff Date.

         "INITIAL RECEIVABLE" means any Contract listed on Schedule A (which Schedule may be in the form of microfiche).

         "INSOLVENCY EVENT" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "INTEREST ACCRUAL PERIOD" means, with respect to the Class [A-1] Notes, the period from and including the most recent Distribution Date on which interest has been paid (or, in the case of the first Distribution Date, the Closing Date) to and including the day before the Distribution Date and, with respect to the Class [A-2] Notes, the Class [A-3] Notes, the Class [A-4] Notes, the Class [B] Notes and the Certificates, the period from and including the [15th] day of the preceding calendar month (or, in the case of the first Distribution Date, the Closing Date) to and including the [14th] day of the calendar month in which such Distribution Date occurs.

         "INTEREST DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the Collection Period preceding such Distribution
Date: (a) that portion of all collections on Receivables allocable to interest (including any Advances for that Collection Period, but excluding the amount, if any, of reimbursements of Advances previously made by the Servicer), (b) the Purchase Amount of each Receivable that became a Purchased Receivable during such Collection Period to the extent attributable to accrued interest on such Receivable, (c) Recoveries for such Collection Period, (d) Investment Earnings for the related Distribution Date, (e) Liquidation Proceeds for such Collection Period to the extent allocable to interest, and (f) Net Investment Losses required to be deposited by the Servicer; PROVIDED, HOWEVER, that in calculating the Interest Distribution Amount the following will be excluded: all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables the Purchase Amount of which has been included in the Interest Distribution Amount in a prior Collection Period.

         "INVESTMENT EARNINGS" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in a Trust Account (other than the Collection Account) to be applied on such Distribution Date pursuant to Section 5.01(e).

         "ISSUER" means National City Auto Receivables Trust 200__-__.

         "LIEN" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

         "LIQUIDATED RECEIVABLE" means a Receivable with respect to which the earliest of the following shall have occurred: (i) the related Financed Vehicle has been repossessed and liquidated, (ii) the related Financed Vehicle has been repossessed in excess of 60 days and has not yet been liquidated, (iii) the Servicer has determined in accordance with its collection policies that all amounts that it expects to receive with respect to the Receivable have been received or (iv) the end of the Collection Period in which the Receivable becomes 120 days or more past due.

         "LIQUIDATION PROCEEDS" means, with respect to any Receivable that becomes a Liquidated Receivable, the moneys collected in respect thereof, from whatever source, during or after the Collection Period in which such Receivable became a Liquidated Receivable, including liquidation of the related Financed Vehicle, net of the sum of any out-of-pocket expenses of the Servicer reasonably allocated to such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

         "MINIMUM REQUIRED RATING" means, with respect to National City Bank, a short-term unsecured debt rating equal to or greater than "[RATING]" by [RATING AGENCY] and "[RATING]" by [RATING AGENCY].

         "NATIONAL CITY BANK" means National City Bank, a national banking association and a wholly-owned subsidiary of National City Corporation.

         "NET INVESTMENT LOSSES" means, with respect to a Trust Account and any Collection Period, the amount, if any, by which the aggregate of all losses and expenses incurred during such period in connection with the investment of funds in Eligible Investments in accordance with Section 5.01(e) exceeds the aggregate of all interest and other income realized during such period on such funds.

         "NONRECOVERABLE ADVANCE" means any advance made or proposed to be made pursuant to Section 5.09, which the Servicer believes, in its good faith judgment, is not, or if made would not be, ultimately recoverable from Liquidation Proceeds or otherwise. In determining whether an advance is or will be nonrecoverable, the Servicer need not take into account that it might receive any amounts in a deficiency judgment.

         "NOTE BALANCE" means, as of any date of determination, an amount equal to the sum of (i) the Initial Class [A-1] Note Balance, (ii) the Initial Class [A-2] Note Balance, (iii) the Initial Class [A-3] Note Balance, (iv) the Initial Class [A-4] Note Balance and (v) the Initial Class [B] Note Balance, less all amounts distributed to Noteholders on or prior to such date and allocable to principal.

         "NOTE INTEREST DISTRIBUTION ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.01(b).

         "NOTE POOL FACTOR" means, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Outstanding Amount of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Distribution Date) divided by the original Outstanding Amount of such Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the Outstanding Amount of such Class of Notes.

         "NOTEHOLDERS" shall mean the Class [A-1] Noteholders, the Class [A-2] Noteholders, the Class [A-3] Noteholders, the Class [A-4] Noteholders or the Class [B] Noteholders.

         "OBLIGOR" on a Receivable means the purchaser or co-purchasers of the related Financed Vehicle, and any other Person obligated to make payments thereunder.

         "OFFICERS' CERTIFICATE" means a certificate signed by (a) the chairman of the board, the president, any vice president, the controller or any assistant controller and (b) a treasurer, assistant treasurer, secretary or assistant secretary of the Depositor or the Servicer, as appropriate.

         "OPINION OF COUNSEL" means one or more written opinions of counsel, who may be an employee of or counsel to the Depositor, the Servicer or the Trust, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable, and which shall be addressed to the Owner Trustee and the Indenture Trustee and which shall be at the expense of the person required to provide such an Opinion of Counsel.

         "ORIGINAL POOL BALANCE" means the sum of the Initial Pool Balance and the Subsequent Pool Balance.

         "OUTSTANDING AMOUNT" means, as of any date of determination and as to any Notes, the aggregate principal amount of such Notes Outstanding (as defined in the Indenture) as of such date of determination and, as of any date of determination and as to any Certificates, the aggregate principal amount of such Certificates Outstanding as of such date of determination.

         "OUTSTANDING AMOUNT ADVANCED" means, as to any Distribution Date, the aggregate of all Advances remitted by the Servicer out of its own funds pursuant to Section 5.09, less the aggregate of all related Advance Reimbursement Amounts actually received prior to such Distribution Date.

         "OVERCOLLATERALIZATION TARGET AMOUNT" means, as of the first Distribution Date, the Initial Overcollateralization Amount and, as of any Distribution Date thereafter, the greater of: (1) [____]% of the Pool Balance for such Distribution Date and (2) the aggregate Principal Balance of the Receivables (including Receivables with respect to which the related Financed Vehicle has been repossessed, but excluding Liquidated Receivables) that are 91 days or more delinquent as of the last day of the related Collection Period.

         "OWNER TRUSTEE" means [OWNER TRUSTEE], acting not in its individual capacity but solely as owner trustee under the Trust Agreement.

         "PHYSICAL PROPERTY" has the meaning assigned to such term in the definition of "Delivery" above.

         "POOL BALANCE" means, with respect to any Distribution Date, an amount equal to the aggregate Principal Balance of the Receivables at the end of the related Collection Period, after giving effect to all payments of principal received from Obligors and Purchase Amounts to be remitted by the Servicer or the Seller for the related Collection Period, and after adjustment for Cram Down Losses and reduction to zero of the aggregate outstanding Principal Balance of all Receivables that became Liquidated Receivables during such Collection Period.

         "PRINCIPAL BALANCE" means, with respect to any Receivable and a Determination Date, the Amount Financed minus an amount equal to the sum, as of the close of business on the last day of the related Collection Period, of (1) that portion of all amounts received on or prior to such day with respect to such Receivable and allocable to principal using the Simple Interest Method, and
(2) any Cram Down Losses with respect to such Receivable.

         "PRINCIPAL DISTRIBUTION ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.01(c).

         "PURCHASE AMOUNT" means, with respect to any Receivable that became a Purchased Receivable, the unpaid principal balance owed by the Obligor thereon plus unpaid interest on such amount at the applicable APR to the last day of the month of repurchase.

         "PURCHASED RECEIVABLE" means a Receivable purchased as of the close of business on the last day of a Collection Period by or on behalf of the Servicer pursuant to Section 4.07 or by or on behalf of the Seller pursuant to Section
3.03 and the Receivables Purchase Agreement.

         "RATING AGENCY" means [RATING AGENCY] or [RATING AGENCY], as the context may require. If none of [RATING AGENCY], [RATING AGENCY] or a successor thereto remains in existence, "Rating Agency" shall mean any nationally recognized statistical rating organization or other comparable Person designated by the Depositor.

         "RATING AGENCY CONDITION" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall not have notified the Issuer or the Indenture Trustee in writing that such action will result in a reduction, withdrawal or down-grade of the then-current rating of any Class of Securities.

         "REALIZED LOSSES" means, as to any Distribution Date, the amount, if any, by which the outstanding aggregate Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period exceeds that portion allocable to principal of all net Liquidation Proceeds received with respect to such Liquidated Receivables.

         "RECEIVABLE FILES" means the following documents with respect to each Financed Vehicle:

                  (i) the fully executed original of each Receivable (together with any agreements modifying each such Receivable, including any extension agreement);

                  (ii) the original credit application, or an electronic copy thereof;

                  (iii) the original certificate of title or such other documents that the Servicer or the Seller shall keep on file in accordance with its customary procedures evidencing the security interest of the Seller in the related Financed Vehicle; and

                  (iv) any and all other documents that the Servicer shall have kept on file in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle.

         "RECEIVABLES" means any contract listed on Schedule B (which Schedule may be in the form of microfiche).

         "RECEIVABLES PURCHASE AGREEMENT" means the Receivables Purchase Agreement dated as of [DATE], between National City Bank, as seller and National City Vehicle Receivables Inc., as depositor.

         "RECORD DATE" means, as to any Distribution Date, the day immediately preceding such Distribution Date.

         "RECOVERIES" means, with respect to any Receivable that becomes a Liquidated Receivable, monies collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated

Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.

         "REGULAR PRINCIPAL ALLOCATION" means, with respect to any Distribution Date, the excess, if any, of the aggregate Outstanding Amount of the Securities as of the day immediately preceding such Distribution Date over (a) the Pool Balance with respect to such Distribution Date less (b) the Overcollateralization Target Amount with respect to such Distribution Date; provided however, that the Regular Principal Allocation on any Distribution Date shall not exceed the Outstanding Amount of the Securities as of the day immediately preceding such Distribution Date and provided further, that the Regular Principal Allocation on or after the Final Scheduled Distribution Date of any Class of Securities shall not be less than the amount that is necessary to reduce the Outstanding Amount of such Class of Securities to zero.

         "REGULAR PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the following amounts, without duplication, with respect to the related Collection Period: (i) that portion of all collections on the Receivables allocable to principal, (ii) the aggregate outstanding principal balance of all Receivables that became Liquidated Receivables during such Collection Period, (iii) the aggregate amount of any Cram Down Losses, and (iv) that portion allocable to principal of the Purchase Amount of all Receivables that became Purchased Receivables during or in respect of such Collection Period.

         "RESERVE ACCOUNT" means the account designated as such, established by the Issuer and maintained by the Indenture Trustee pursuant to Section 5.01(d).

         "RESERVE ACCOUNT INITIAL DEPOSIT" means $[____].

         "RESERVE ACCOUNT RELEASE AMOUNT" means, with respect to any Distribution Date, the excess, if any, of (i) the amount on deposit in the Reserve Account on such Distribution Date (prior to giving effect to any withdrawals therefrom relating to such Distribution Date) over (ii) the Reserve Account Required Amount with respect to such Distribution Date.

         "RESERVE ACCOUNT REQUIRED AMOUNT" means (a) on the Closing Date, the Reserve Account Initial Deposit and (b) with respect to any Distribution Date, an amount equal to [____]% of the Pool Balance as of the end of the related Collection Period; PROVIDED, HOWEVER, that in no event shall the Reserve Account Required Amount be less than the lesser of (a) $[_________] and (b) the aggregate principal amount of the Securities on such Distribution Date (after giving effect to distributions on such date).

         "RESERVE ACCOUNT WITHDRAWAL AMOUNT" means, with respect to each Distribution Date, the lesser of (i) the amount then on deposit in the Reserve Account (after giving effect to any withdrawals therefrom relating to any Reserve Account Release Amount for such Distribution Date) and (ii) the excess, if any, of the sum of following amounts for such Distribution Date over the Total Distribution Amount for such Distribution Date:

         (A) the aggregate amount required to be paid pursuant to Sections 5.06(b)(i),(ii),(iv) and (vi);

         (B) in the case of any Distribution Date occurring on or after the Final Scheduled Distribution Date of any Class of Securities, the amount required to be paid pursuant to Section 5.06(b)(vii) in reduction of the Outstanding Amount of such Class of Securities; and

         (C) if the aggregate Outstanding Amount of the Securities (after giving effect to distributions from the Total Distribution Amount on such Distribution
Date) exceeds the Pool Balance with respect to such Distribution Date, an amount equal to the excess of such aggregate Outstanding Amount of the Securities over such Pool Balance, reduced by any amount required to be paid pursuant to Section 5.06(b)(vii) in reduction of the Outstanding Amount of a Class of Securities on the Final Distribution Date of such Class of Securities.

         "RESPONSIBLE OFFICER" means the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, the secretary, or any assistant secretary of the Servicer. Responsible Officer of the Owner Trustee shall be as defined in the Indenture.

         "SCHEDULED PAYMENT" means, with respect to each Receivable, the scheduled monthly payment amount set forth in the related Contract and required to be paid by the Obligor during each Collection Period.

         "SECOND ALLOCATION OF PRINCIPAL" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class [A] Notes and the Class [B] Notes (as of the day immediately preceding such Distribution Date) over (y) the Pool Balance for such Distribution Date.

         "SECURITIES" means the Notes and the Certificates.

         "SECURITIES INTERMEDIARY" means [SECURITIES INTERMEDIARY], in its capacity as the securities intermediary in the Securities Account Control Agreement dated as of [DATE].

         "SECURITYHOLDERS" means the Noteholders and/or the Certificateholders, as the context may require.

         "SELLER" means National City Bank and its successors in interest, as seller of the Receivables [to the Depositor pursuant to the Receivables Purchase Agreement] [the Issuer pursuant to this Agreement].

         "SERVICER" means National City Bank, as the servicer of the Receivables, and each successor to National City Bank (in the same capacity) pursuant to Section 7.03 or 8.03.

         "SERVICER TERMINATION EVENT" shall have the meaning set forth in
Section 8.01.

         "SERVICER'S CERTIFICATE" means an Officers' Certificate of the Servicer delivered pursuant to Section 4.09, substantially in the form of Exhibit C.

         "SERVICING FEE" means an amount equal to the sum of (i) the product of the Servicing Fee Rate and the Pool Balance as of the first day of the related Collection Period, and (ii) any late fees, prepayment charges, extension fees and other administrative fees or similar charges collected on the Receivables.

         "SERVICING FEE RATE" means [____]% per annum.

         "SIMPLE INTEREST METHOD" means the method of allocating the monthly payments received with respect to a Receivable to interest in an amount equal to the product of (i) the applicable APR, (ii) the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 or 366 days, as applicable, in the calendar year) elapsed since the preceding payment was made under such Receivable and (iii) the outstanding principal amount of such Receivable, and allocating the remainder of each such monthly payment to principal.

         "SUBSEQUENT POOL BALANCE" means an amount equal to the aggregate Principal Balance, as of the date of origination, of the Receivables listed on Schedule B hereto that were originated after the Initial Cutoff Date.

         "TOTAL DISTRIBUTION AMOUNT" means, for each Distribution Date, the sum of the related Interest Distribution Amount and the related Regular Principal Distributable Amount (other than the portion thereof attributable to Realized Losses or Cram Down Losses).

         "TRUST" means the Issuer.

         "TRUST ACCOUNT PROPERTY" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

         "TRUST ACCOUNTS" shall mean the Collection Account, the Note Interest Distribution Account, Principal Distribution Account and the Reserve Account.

         "TRUST AGREEMENT" means the Trust Agreement, dated as of [DATE], between the Depositor and the Owner Trustee.

         "TRUSTEE FEE RATES" means the rates at which the fees and expenses are due to the Indenture Trustee and the Owner Trustee.

         "TRUST OFFICER" means, in the case of the Indenture Trustee, any Officer within the [DEPARTMENT] of the Indenture Trustee (or any successor department), including any Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Basic Documents and, with respect to the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

         "UCC" means the Uniform Commercial Code, as in effect in the relevant jurisdiction.

         "WEIGHTED AVERAGE SECURITY RATE" means the percentage equivalent of a fraction, the numerator of which is the sum of (1) the product of the Class [A-1] Rate times the Initial Class

[A-1] Note Balance, (2) the product of the Class [A-2] Rate times the Initial Class [A-2] Note Balance, (3) the product of the Class [A-3] Rate times the Initial Class [A-3] Note Balance, (4) the product of the Class [A-4] Rate times the Initial Class [A-4] Note Balance, (5) the product of the Class [B] Rate times the Initial Class [B] Note Balance and (6) the product of the Class [C] Rate times the Initial Class [C] Certificate Balance and the denominator of which is the sum of the Initial Class [A-1] Note Balance, the Initial Class [A-2] Note Balance, the Initial Class [A-3] Note Balance, the Initial Class [A-4] Note Balance, the Initial Class [B] Note Balance and the Initial Class [C] Certificate Balance.

         Section 1.02. OTHER DEFINITIONAL PROVISIONS.

         (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or, if not defined therein, in the Trust Agreement.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; "or" shall include "and/or"; and the term "including" shall mean "including without limitation".

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                            CONVEYANCE OF RECEIVABLES

         Section 2.01. CONVEYANCE OF RECEIVABLES. In consideration of the Issuer's delivery to or upon the order of the Depositor of the Notes, the Certificates and the Residual Interest (as defined in the Trust Agreement), the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor in and to:

                  (i) the Receivables and all moneys received thereon after the Initial Cutoff Date in the case of Receivables originated on or before the Initial Cutoff Date and all moneys received thereon after the date of origination, in the case of Receivables originated after the Initial Cutoff Date;

                  (ii) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Depositor in such Financed Vehicles;

                  (iii) any Liquidation Proceeds and any other proceeds with respect to the Receivables from insurance policies covering the Financed Vehicles or the related Obligors;

                  (iv) any property that shall have secured a Receivable and that shall have been acquired by or on behalf of the Depositor, the Servicer or the Trust;

                  (v) all documents and other items contained in the Receivable Files;

                  (vi) all of the Depositor's rights (but not its obligations) under the Receivables Purchase Agreement;

                  (vii) all right, title and interest in all funds on deposit from time to time in the Trust Accounts, the Certificate Interest Distribution Account and the Certificate Principal Distribution Account and in all investments therein and proceeds thereof (including all Investment Earnings thereon); and

                  (viii) the proceeds of any and all of the foregoing (collectively, with the assets listed in clauses (i) through (viii) above, the "Conveyed Assets").

         It is the intention of the Depositor that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other related property from the Depositor to the Trust and the beneficial interest in and title to the Receivables and the related property shall not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. In the event that, notwithstanding the intent of the Depositor, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest in all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to such Conveyed Assets, for the benefit of the Securityholders as security for the Depositor's obligations hereunder.

                                  ARTICLE III

                                 THE RECEIVABLES

         Section 3.01. Representations and Warranties of the Seller.

         (a) The Seller has made each of the representations and warranties set forth in Exhibit A hereto under the Receivables Purchase Agreement and has consented to the assignment by the Depositor to the Issuer of the Depositor's rights with respect thereto. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge of such Receivables to the Indenture Trustee. Pursuant to Section
2.01 of this Agreement, the Depositor has sold, assigned, transferred and conveyed to the Issuer, as part of the assets of the Issuer, its rights under the Receivables Purchase Agreement, including the representations and warranties of the Seller therein as set forth in Exhibit A, upon which representations and warranties the Issuer relies in accepting the Receivables and delivering the Securities, together with all rights of the Depositor with respect to any breach thereof, including the right to require the Seller to repurchase Receivables in accordance with the Receivables Purchase Agreement. It is understood and agreed that the representations and warranties referred to in this Section shall survive the sale and delivery of the Receivables to the Issuer or the Custodian.

         (b) The Seller hereby agrees that the Issuer shall have the right to enforce any and all rights under the Receivables Purchase Agreement assigned to the Issuer herein, including the right to cause the Seller to repurchase any Receivable with respect to which it is in breach of any of its representations and warranties set forth in Exhibit A, directly against the Seller as though the Issuer were a party to the Receivables Purchase Agreement, and the Issuer shall not be obligated to exercise any such rights indirectly through the Depositor.

         Section 3.02. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The Depositor makes the following representations and warranties, on which the Issuer relies in accepting the Receivables and delivering the Securities. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture:

         (a) TITLE. The Depositor shall convey to the Issuer all right, title and interest of the Depositor in and to the Receivables.

         (b) ALL FILINGS MADE. The Depositor has caused all filings (including UCC filings) to be made in New York and Delaware with respect to the sale of the Receivables to the Issuer and the pledge contemplated in the Basic Agreements to the Indenture Trustee.

         (c) LIENS. The Depositor has not taken any actions to create, incur or suffer to exist any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement.

         Section 3.03. REPURCHASE UPON BREACH. Each of the Depositor, the Owner Trustee, the Indenture Trustee, the Seller and the Servicer shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of the Seller's representations and warranties made pursuant to Section 3.01 of this Agreement [or Section 3.02 of the Receivables Purchase Agreement], without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein. Unless any such breach shall have been cured by the last day of the first Collection Period commencing after the discovery or notice thereof, the Seller shall be obligated and, if necessary, the Issuer shall enforce the obligations of the Seller [under the Receivables Purchase Agreement], to purchase as of such last day any Receivable materially and adversely affected by any such breach. In consideration of the repurchase of any such Receivable, the Seller shall remit the Purchase Amount to the Collection Account and notify in writing the Indenture Trustee of such deposit in the manner specified in Section 5.04. The sole remedy of the Issuer, the Indenture Trustee, the Noteholders, or the Certificateholders with respect to the unpaid balance plus accrued interest on any Receivable as to which a breach of a representation or warranty has occurred pursuant to Section 3.01 of this Agreement [or Section 3.02 of the Receivables Purchase Agreement] or the agreement contained in this Section shall be to require the Seller to purchase such Receivable pursuant to this Section [or to repurchase such Receivable pursuant to the Receivables Purchase Agreement].

         Section 3.04. CUSTODY OF RECEIVABLE FILES. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the Receivable Files, which are hereby constructively delivered by the Issuer to the Indenture Trustee.

         Section 3.05. DUTIES OF SERVICER AS CUSTODIAN.

         (a) SAFEKEEPING. The Servicer shall hold the Receivable Files as custodian for the benefit of the Issuer and the Indenture Trustee, and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer or the Indenture Trustee of the Receivable Files.

         (b) MAINTENANCE OF AND ACCESS TO RECORDS. The Servicer shall maintain each Receivable File at one of its offices specified in Schedule C to this Agreement or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 90 days after any change in location. The Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer shall reasonably instruct, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations.

         (c) RELEASE OF DOCUMENTS. Upon instruction from the Indenture Trustee or, if the Notes have been paid in full, from the Owner Trustee, the Servicer shall release any Receivable File to the Indenture Trustee or the Owner Trustee, as the case may be, or to the agent or designee of the Indenture Trustee or the Owner Trustee, as the case may be, at such place or places as the Indenture Trustee or the Owner Trustee, as applicable, may designate, as soon as practicable without resulting in unreasonable interference with the Servicer's normal operations or customer or employee relations. Upon the release and delivery of any such document in accordance with the instructions of the Indenture Trustee or the Owner Trustee, as the case may be, the Servicer shall be released from any further liability and responsibility under this Section
3.05 with respect to such documents and any other provision of this Agreement if the fulfillment of the Servicer's responsibilities is dependent upon possession of such documents, unless and until such time as such documents shall be returned to the Servicer. In no event shall the Servicer be responsible for any loss occasioned by the Indenture Trustee's or the Owner Trustee's failure to return any Receivable File or any portion thereof in a timely manner.

         Section 3.06. INSTRUCTIONS; AUTHORITY TO ACT. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee or, if the Notes have been paid in full, of the Owner Trustee.

         Section 3.07. CUSTODIAN'S INDEMNIFICATION. The Servicer, as custodian, shall indemnify the Trust, the Owner Trustee and the Indenture Trustee and each of their officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee or the Indenture Trustee or any of their officers, directors, employees or agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; PROVIDED, HOWEVER, that the Servicer shall not be liable to the Trust, the Owner Trustee, the Indenture Trustee or any such officer, director, employee or agent of the Trust, the Owner Trustee or the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee or the Indenture Trustee, as the case may be, or any such officer, director, employee or agent of the Trust, the Owner Trustee or the Indenture Trustee, as the case may be.

         Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts or omissions of such Servicer preceding such resignation or removal and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

         Section 3.08. EFFECTIVE PERIOD AND TERMINATION. The Servicer's appointment as custodian shall become effective as of the Initial Cutoff Date and shall continue in full force and effect unless and until terminated pursuant to this Section 3.08. If the Servicer or any successor

Servicer shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer or any successor Servicer shall have been terminated under Section 8.02, the appointment of such Servicer as custodian may be terminated by the Issuer or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by the Owner Trustee or by Holders (other than the Seller or an affiliate thereof) of Certificates evidencing not less than 25% of the aggregate Outstanding Amount of the Certificates, in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Servicer under Section 8.02. The Indenture Trustee or, with the consent of the Indenture Trustee, the Owner Trustee may terminate the Servicer's appointment as custodian, with cause, at any time upon written notification to the Servicer and without cause, only by written notification to the Servicer pursuant to Section
8.02. As soon as practicable after any termination of such appointment (but in no event more than ten (10) Business Days after any such termination of appointment), the Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate. Notwithstanding the termination of National City Bank as custodian, the Indenture Trustee and the Owner Trustee agree that, upon any such termination and for so long as National City Bank remains the Servicer hereunder, the Indenture Trustee or the Owner Trustee, as the case may be, shall provide, or cause its agent to provide, access to the Receivable Files to the Servicer for the purpose of enabling the Servicer to perform its obligations under this Agreement with respect to the servicing of the Receivables.

                                   ARTICLE IV

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

         Section 4.01. DUTIES OF SERVICER. The Servicer, for the benefit of the Issuer and the Indenture Trustee, shall manage, service, administer and make collections on the Receivables and perform the other actions required by the Servicer under this Agreement. The Servicer shall service the Receivables in accordance with its customary and usual procedures and consistent with the procedures employed by institutions that service [retail installment sales contracts, retail installment loans, purchase money notes or other notes]. The Servicer's duties shall include the collection and posting of all payments, responding to inquiries of Obligors, investigating delinquencies, sending payment coupons to Obligors, reporting any required tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions and performing the other duties specified herein. The Servicer also shall administer and enforce all rights of the holder of the Receivables under the Receivables and the Dealer Agreements and assignment forms. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with the managing, servicing, administration and collection of the Receivables that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments with respect to the Receivables and with respect to the Financed Vehicles; PROVIDED, HOWEVER, that, notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, execute documents that would release an Obligor from payment of any unpaid amount due under any Receivable, reduce the related APR or waive the right to collect the unpaid balance of any Receivable from an Obligor. The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders, a legal proceeding to enforce a Receivable pursuant to Section 4.03 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in any such legal proceeding in its own name, the Indenture Trustee or the Issuer shall thereupon be deemed to have automatically assigned the applicable Receivable to the Servicer solely for purposes of commencing or participating in such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Indenture Trustee or the Issuer to execute and deliver in the Indenture Trustee's or the Issuer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders. The Owner Trustee and the Indenture Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         Section 4.02. COLLECTION OF RECEIVABLE PAYMENTS; MODIFICATIONS OF RECEIVABLES.

         (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable motor vehicle receivables that it services for itself and otherwise act with respect to the Receivables in such a manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

         (b) The Servicer may grant payment extensions on the Receivables only to the extent permissible in its extension policy attached hereto as Exhibit D; provided, however, that no such extension shall extend the final payment date on any Receivable beyond the last day of the Collection Period ending six months prior to the Class [C] Certificate Final Scheduled Distribution Date.

         (c) Upon any extension not in accordance with this Section, the Servicer shall be required to purchase the related Receivable in accordance with
Section 4.07.

         Section 4.03. REALIZATION UPON RECEIVABLES. Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess or otherwise convert the ownership of and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer shall have determined that eventual payment in full is unlikely. The Servicer shall begin such repossession and conversion procedures as soon as practicable after default on such Receivable in accordance with its customary procedures; provided, however, that the Servicer may elect not to repossess a Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. In repossessing or otherwise converting the ownership of a Financed Vehicle and liquidating a Receivable, the Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.01, which practices and procedures may include the sale of the related Financed Vehicle at public or private sale, the submission of claims under an insurance policy and other actions by the Servicer in order to realize upon a Receivable; provided, however, that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its reasonable judgment that such repair or repossession shall increase the related Liquidation Proceeds by an amount materially greater than the expense for such repair or repossession. The Servicer shall be entitled to recover all expenses incurred by it that are reasonably allocated to repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of the sale of such Financed Vehicle or any deficiency obtained from the related Obligor.

         Section 4.04. PHYSICAL DAMAGE INSURANCE. The Servicer shall, in accordance with its customary servicing procedures, require that each Obligor shall have obtained physical loss damage insurance covering the related Financed Vehicle as of the execution of the related Receivable.

         Section 4.05. MAINTENANCE OF SECURITY INTERESTS IN FINANCED VEHICLES.

         (a) The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle, or for any other reason. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the State in which such Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Issuer, the Servicer hereby agrees that the designation of National City Bank as the secured party on the certificate of title is in its capacity as agent of the Issuer.

         (b) The Depositor, the Owner Trustee, the Indenture Trustee and the Servicer hereby agree that, upon the occurrence of a Servicer Termination Event, the Controlling Party may take or cause to be taken such actions as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interests in the Financed Vehicles in the name of the Issuer, including by amending the title documents of the Financed Vehicles. The Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. If such expenses are not paid within 15 days after delivery of any invoice therefor, such expenses shall be paid pursuant to Section 5.06(b)(ix).

         Section 4.06. COVENANTS OF SERVICER. By its execution and delivery of this Agreement, the Servicer hereby covenants as follows (upon which covenants the Issuer, the Indenture Trustee and the Owner Trustee rely in accepting the Receivables and delivering the applicable Securities):

         (a) LIENS IN FORCE. No Financed Vehicle securing a Receivable shall be released in whole or in part from the security interest granted by such Receivable, except upon payment in full of such Receivable or as otherwise contemplated herein;

         (b) NO IMPAIRMENT. The Servicer shall do nothing to impair the rights of the Trust in the property of the Trust;

         (c) NO AMENDMENTS. The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.02; and

         (d) RESTRICTIONS ON LIENS. The Servicer shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to or permit in the future (upon the occurrence of a contingency or otherwise) the creation, incurrence or existence of any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement or (B) other than as contemplated herein, sign or file any UCC financing statements in any jurisdiction that names National City Bank or the Depositor as a debtor, and any Person other than the Depositor, the Indenture Trustee or the Issuer as a secured party, or sign any security agreement authorizing any secured party thereunder to file any such financing statement, in each case with respect to the Receivables or the related property.

         Section 4.07. PURCHASE OF RECEIVABLES UPON BREACH. Upon discovery by any of the Servicer, the Seller, the Depositor, the Owner Trustee or the Indenture Trustee of a breach of any of the covenants set forth in Sections 4.02(b), 4.04, 4.05(a) or 4.06, the party discovering such breach shall give prompt written notice to the other; PROVIDED, HOWEVER, that the failure to give any such notice shall not affect any obligation of the Servicer under this
Section 4.07. On or before the last day of the first Collection Period commencing after its discovery or receipt of notice of the breach of any covenant set forth in Sections 4.02(b), 4.04, 4.05(a) or 4.06 that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders in any Receivable, the Servicer shall, unless such breach shall have been cured in all material respects by such date, purchase from the Issuer the Receivable affected by such breach. In consideration of the purchase of any such Receivable, the Servicer shall remit the related Purchase Amount into the Collection Account, with written notice to the Indenture Trustee of such deposit, in the manner specified in Section 5.04. Subject to Section 7.02, it is understood and agreed that the obligation of the Servicer to purchase any Receivable with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders.

         Section 4.08. SERVICING FEE. The Servicing Fee shall be payable to the Servicer on each Distribution Date. That part of the Servicing Fee based on the Servicing Fee Rate shall be calculated on the basis of [a 360-day year comprised of twelve 30-day months]. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer and expenses incurred in connection with distributions and reports made by the Servicer to the Owner Trustee and the Indenture Trustee).

         Section 4.09. SERVICER'S CERTIFICATE. Not later than [10:00 a.m.] (New York City time) on each Determination Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Depositor, with a copy to each Rating Agency and Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Servicer's Certificate containing all information necessary to make the distributions to be made on the related Distribution Date pursuant to Section
5.06 for the related Collection Period and any other information the Indenture Trustee may reasonably request. Such Servicer's Certificate shall be certified by a Responsible Officer of the Servicer that the information provided is complete and no defaults have occurred. With respect to each Collection Period, Receivables to be purchased by the Servicer or to be repurchased by the Seller and each Receivable that became a Liquidated Receivable, in each case, during such Collection Period shall be identified by the Servicer by account number with respect to such Receivable (as specified in the applicable Schedule of Receivables).

         Section 4.10. ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF SERVICER TERMINATION EVENT.

         (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, within 120 days after the end of the Servicer's fiscal year, an Officer's Certificate signed by a Responsible Officer of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period in the case of the first such Officer's Certificate) and of the performance of its obligations under this Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event that is, or with the giving of notice or lapse of time or both would become, a Servicer Termination Event under
Section 8.01.

         Section 4.11. ANNUAL INDEPENDENT ACCOUNTANTS' REPORT. The Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Servicer or its Affiliates, to deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, within 120 days after the end of each fiscal year, commencing with the fiscal year ending December 31, 2000, a report addressed to the Board of Directors of the Servicer, the Owner Trustee and the Indenture Trustee, to the effect that such firm has audited the books and records of the Servicer and issued its report thereon and that (i) such audit was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (ii) the firm is independent of the Depositor and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants; (iii) a review in accordance with agreed-upon procedures was made of the Servicer's Certificates relating to such fiscal year, including the delinquency, default and loss statistics required to be specified therein and, except as disclosed in the accountants' report, no exceptions or errors in the Servicer's Certificates were found; and (iv) a review in accordance with agreed-upon procedures was made of the Servicer's compliance with its servicing obligations in this Agreement, including without limitation the obligations of the Servicer set forth in Section 4.02(b) hereof, and, except as disclosed in the accountants' report, no exceptions to such compliance were found.

         Section 4.12. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING RECEIVABLES. The Servicer shall provide to representatives of the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders reasonable access to the documentation regarding the Receivables and the related Trust property. Access shall be afforded without charge, but only upon reasonable request, which does not unreasonably interfere with the Servicer's normal business operations or employee or customer relations, and during the normal business hours at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         Section 4.13. TERM OF SERVICER. The Servicer hereby covenants and agrees to act as Servicer under, and for the term of, this Agreement.

         Section 4.14. ACCESS TO INFORMATION REGARDING TRUST AND BASIC DOCUMENTS. The Servicer shall furnish to the Owner Trustee from time to time such information regarding the Trust or the Basic Documents as the Owner Trustee shall reasonably request. Upon request, the Indenture Trustee shall furnish to the Owner Trustee annually a copy of the Note Register; provided, however, the Indenture Trustee shall not be obligated to furnish a copy of the Note Register more than once each calendar year. The Servicer shall furnish to the Owner Trustee copies of all documents and reports required to be provided by the Servicer pursuant to this Article IV of the Sale and Servicing Agreement.

                                   ARTICLE V

                  DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

         Section 5.01. ESTABLISHMENT OF ACCOUNTS.

         (a) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

         (b) The Issuer, for the benefit of the Noteholders, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Note Interest Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

         (c) The Issuer, for the benefit of the Noteholders and the Certificateholders, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Principal Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

         (d) The Issuer, for the benefit of the Noteholders and Certificateholders, shall cause the Indenture Trustee to establish with and maintain, in the name of the Indenture Trustee, an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

         (e) Funds on deposit in the Collection Account and the Reserve Account shall be invested by the Indenture Trustee in Eligible Investments selected in writing by the Servicer; PROVIDED, HOWEVER, that if the Servicer fails to select any Eligible Investment, the Indenture Trustee shall invest such funds in an Eligible Investment described in clause (d) of the definition of "Eligible Investment" herein. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and/or the Certificateholders, as applicable; PROVIDED, that such amount shall be calculated on the Determination Date and on each Distribution Date all interest and other investment income (net of Net Investment Losses) on funds on deposit in the Collection Account for the related Collection Period shall be paid to the Servicer as part of the servicing compensation or to the Indenture Trustee as compensation. Other than as permitted in writing by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature not later than the Business Day immediately preceding the next Distribution Date. Funds deposited in a Trust Account on a day that immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

         (f) In the event that there are Net Investment Losses in Eligible Investments chosen by the Servicer, the Servicer shall deposit into the Collection Account, no later than one (1) Business Day prior to the Distribution Date, the amount of the Net Investment Losses. The Indenture Trustee shall not be held liable in any way for any Net Investment Losses, except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible

Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.

         (g) (i) The Indenture Trustee shall possess all right, title and interest in all funds and investment property on deposit from time to time in or credited to the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investment property, proceeds and income shall be part of the Trust Estate, except as otherwise set forth herein. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as applicable. If, at any time, any Trust Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments from the account that is no longer an Eligible Deposit Account to the Trust Account.

                  (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

         (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of
Section 5.01(g)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

         (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102 of the UCC) acting solely for the Indenture Trustee;

         (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph;

         (D) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security; and

         (E) any Trust Account Property that is a security entitlement shall be delivered in accordance with paragraph (d) of the definition herein of "Delivery" and shall be held pending maturity or disposition by the Indenture Trustee or a securities intermediary acting solely for the Indenture Trustee.

                  (iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, following a Servicer Termination Event to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts, the Certificate Interest Distribution Account and the Certificate Principal Distribution Account for the purpose of withdrawing any amounts deposited in error into such accounts.*

         Section 5.02. COLLECTIONS. The Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables), all Liquidation Proceeds and any subsequent Recoveries on the Business Day prior to the Distribution Date for so long as (i) National City Bank is the Servicer, (ii) National City Bank has the Minimum Required Rating, and (iii) no Servicer Termination Event shall have occurred and be continuing. If (i) National City Bank is no longer the Servicer,
(ii) National City Bank no longer has the Minimum Required Rating, or (iii) a Servicer Termination Event shall have occurred and be continuing, the Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables), all Liquidation Proceeds and any subsequent Recoveries within two Business Days of receipt thereof. Notwithstanding anything herein to the contrary, so long as National City Bank is the Servicer, National City Bank may withhold from deposit into the Collection Account any amounts indicated on the related Servicer's Certificate as being due and payable to the Seller. For purposes of this Article V, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than the Servicer or the Seller.

         Section 5.03. APPLICATION OF COLLECTIONS.

         All payments received from or on behalf of an Obligor during each Collection Period with respect to each Receivable (other than a Purchased Receivable), shall be applied to interest, fees and principal in accordance with the Simple Interest Method and the Servicer's customary procedures. Generally, subject to the foregoing sentence, the Servicer applies obligor payments, first to interest, second to late charges and certain other charges and third to unpaid principal.

         Section 5.04. PURCHASE AMOUNTS. For so long as (i) National City Bank is the Servicer, (ii) National City Bank has the Minimum Required Rating, and
(iii) no Servicer Termination Event shall have occurred and be continuing, the Servicer and the Seller shall be entitled pursuant to the first sentence of
Section 5.02 to deposit or cause to be deposited the aggregate Purchase Amounts in the Collection Account on a monthly basis rather than within two Business Days of receipt. If, however, (i) National City Bank no longer is the Servicer,
(ii) National City Bank no longer has the Minimum Required Rating, or (iii) a Servicer Termination Event shall have occurred and be continuing, the Servicer or the Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables within two Business Days of receipt and the Servicer shall deposit therein all amounts to be paid under Section 4.07 and Section 9.01 within two Business Days of receipt.

         Section 5.05. RESERVED.

         Section 5.06. DISTRIBUTIONS.

         (a) On each Determination Date, the Servicer shall calculate all amounts required to be deposited pursuant to this Section and deliver a Servicer's Certificate pursuant to Section 4.09.

         (b) On each Distribution Date, the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.09) to make the following deposits and distributions from amounts on deposit in the Collection Account, to the extent of the Total Distribution Amount for such Distribution Date, including all amounts transferred to the Collection Account from the Reserve Account pursuant to Section 5.07(b), to make required payments and distributions on such date pursuant to clauses (i) through
(x) below, in the following order and priority:

                  (i) to the Servicer, the Servicing Fee (and any accrued and unpaid Servicing Fees from prior Collection Periods);

                  (ii) to the Note Interest Distribution Account for distribution to the Class [A] Noteholders, from available funds remaining after the application of clause (i), the Class [A] Noteholders' Interest Distributable Amount;

                  (iii) to the Principal Distribution Account, for distribution pursuant to Section 5.06(c), from available funds remaining after the application of clauses (i) and (ii), the First Allocation of Principal, if any;

                  (iv) to the Note Interest Distribution Account for distribution to the Class [B] Noteholders, from available funds remaining after the application of clauses (i) through (iii), the Class [B] Noteholders' Interest Distributable Amount;

                  (v) to the Principal Distribution Account, for distribution pursuant to Section 5.06(c), from available funds remaining after the application of clauses (i) through (iv), the Second Allocation of Principal, if any, reduced by any First Allocation of Principal paid pursuant to clause (iii) above;

                  (vi) to the Certificate Interest Distribution Account for distribution to the Class [C] Certificateholders, from available funds remaining after the application of clauses (i) through (v), the Certificateholders' Interest Distributable Amount;

                  (vii) to the Principal Distribution Account, for distribution pursuant to Section 5.06(c), from available funds remaining after the application of clauses (i) through (vi), the Regular Principal Allocation, reduced by any First Allocation of Principal paid pursuant to clause (iii) above and any Second Allocation of Principal paid pursuant to clause (v) above;

                  (viii) to the Reserve Account, from available funds remaining after the application of clauses (i) through (vii), any deficiency in the Reserve Account Required Amount;

                  (ix) to the Indenture Trustee and the Owner Trustee, from available funds remaining after the application of clauses (i) through
         (viii), any accrued and unpaid fees, expenses and indemnification expenses owed thereto under any of the Basic Documents to the extent not otherwise paid (including legal fees and expenses) and to the Securities Intermediary, any accrued and unpaid indemnification expenses owed to it; and

                  (x) the remainder, if any, of available funds to National City Bank.

         Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to maintain the Collection Account hereunder until the Class [C] Certificate Balance is reduced to zero.

         (c) On each Distribution Date, the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.09) to withdraw the funds on deposit in the Principal Distribution Account with respect to the Collection Period preceding such Distribution Date and make payments and distributions on such date pursuant to clauses (i) through
(vi) below, in the following order and priority:

         (i) to the Class [A-1] Noteholders on account of principal until the Outstanding Amount of the Class [A-1] Notes is reduced to zero;

         (ii) to the Class [A-2] Noteholders on account of principal until the Outstanding Amount of the Class [A-2] Notes is reduced to zero;

         (iii) to the Class [A-3] Noteholders on account of principal until the Outstanding Amount of the Class [A-3] Notes is reduced to zero;

         (iv) to the Class [A-4] Noteholders on account of principal until the Outstanding Amount of the Class [A-4] Notes is reduced to zero;

         (v) to the Class [B] Noteholders on account of principal until the Outstanding Amount of the Class [B] Notes is reduced to zero; and

         (vi) to the Certificate Principal Distribution Account in reduction of the Class [C] Certificate Balance, until the Class [C] Certificate Balance has been reduced to zero.

         Notwithstanding the foregoing, subject to the provisions of Section 5.04(b) of the Indenture, (A) following the occurrence and during the continuation of an Event of Default specified in Section 5.01(i), 5.01(ii), 5.01(iv) or 5.01(v) of the Indenture which has resulted in an acceleration of the Notes (or following the occurrence of any such event after an Event of Default specified in Section 5.01(iii) of the Indenture has occurred and the Notes have been accelerated), the Servicer shall instruct the Indenture Trustee to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b) (i) and (ii) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class [A] Notes to zero, (B) following the occurrence and during the continuation of an Event of Default specified in Section 5.01(iii) of the Indenture, which has resulted in an acceleration of the Notes, the Servicer shall instruct the Indenture Trustee to transfer the funds on deposit in the

Collection Account remaining after the application of clauses 5.06(b) (i), (ii),
(iii) and (iv) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Notes to zero, and (C) in the case of an event described in clause (A) or (B), the Certificateholders will not receive any distributions of principal or interest until the principal amount and accrued interest on all the Notes has been paid in full.

         Section 5.07. RESERVE ACCOUNT.

         (a) On or prior to the Closing Date the Issuer shall cause to have deposited an amount equal to the Reserve Account Initial Deposit into the Reserve Account from the net proceeds of the sale of the Securities. The Reserve Account shall be an asset of the Issuer.

         (b) On each Distribution Date, the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.09) to withdraw the Reserve Account Withdrawal Amount, if any, and the Reserve Account Release Amount, if any, from the Reserve Account and deposit such Reserve Account Withdrawal Amount and such Reserve Account Release Amount into the Collection Account for distribution in the order of priority set forth in Section 5.06(b) no later than [12:00 noon], New York City time, on the Business Day prior to the related Distribution Date.

         (c) In the event that, on any Distribution Date, the amount on deposit in the Reserve Account shall be less than the Reserve Account Required Amount, the Total Distribution Amount remaining after the payment of the amounts set forth in Section 5.06(b)(i) through (vii), up to an amount equal to such shortfall, shall be deposited by the Indenture Trustee to the Reserve Account on such Distribution Date.

         (d) Subject to Section 9.01, amounts will continue to be applied pursuant to Section 5.06 following payment in full of all of the Outstanding Amount of the Notes and of the Class [C] Certificate Balance until the Pool Balance is reduced to zero. Following the payment in full of the aggregate Outstanding Amount of the Notes and the Class [C] Certificate Balance and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and the termination of the Trust, any amount then allocated to the Reserve Account shall be paid to National City Bank.

         Section 5.08. STATEMENTS TO SECURITYHOLDERS. On each Determination Date, the Servicer shall provide to the Indenture Trustee (with a copy to each Rating Agency, Merrill Lynch, Pierce, Fenner & Smith Incorporated and each Paying Agent (if any)) for the Indenture Trustee to forward to each Noteholder of record as of the most recent Record Date and to the Owner Trustee (with a copy to each Paying Agent (if any)) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date a statement substantially in the form of Exhibit B setting forth at least the following information as to the Securities to the extent applicable:

         (a) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to principal allocable to each Class of Notes and Certificates on such Distribution Date;

         (b) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to interest allocable to each Class of Notes and Certificates on such Distribution Date;

         (c) the Outstanding Amount of each Class of Notes, the Note Pool Factor for each such Class, the Class [C] Certificate Balance and the Class [C] Certificate Pool Factor as of the close of business on the preceding Distribution Date, after giving effect to payments allocated to principal reported under clause (a) above;

         (d) the amount of the Servicing Fee paid to the Servicer and the amount of any fees payable to the Owner Trustee, the Custodian or the Indenture Trustee with respect to the related Collection Period;

         (e) the amount of the Regular Principal Allocation for such Distribution Date;

         (f) the amount of the First Allocation of Principal, if any, for such Distribution Date;

         (g) the amount of the Second Allocation of Principal, if any, for such Distribution Date;

         (h) the aggregate amounts of Realized Losses, if any, and Cram Down Losses, if any, separately identified, with respect to the related Collection Period;

         (i) the Pool Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (a) above;

         (j) the balance of the Reserve Account on the related Determination Date after giving effect to deposits and withdrawals to be made on such Distribution Date, if any;

         (k) the amount of any deposit to the Reserve Account and the amount and application of any funds withdrawn from the Reserve Account, in each case with respect to such Distribution Date;

         (l) the aggregate principal balance of all Receivables that became Liquidated Receivables or Purchased Receivables during the related Collection Period;

         (m) the aggregate principal balance and number of Receivables that are 30 to 59 days, 60 to 89 days or 90 days or more delinquent as of the last day of the related Collection Period;

         (n) the Class [A-1] Interest Carryover Shortfall, the Class [A-2] Interest Carryover Shortfall, the Class [A-3] Interest Carryover Shortfall, the Class [A-4] Interest Carryover Shortfall, the Class [B] Interest Carryover Shortfall and the Class [C] Certificateholders' Interest Carryover Shortfall, in each case after giving effect to payments on such Distribution Date, and any change in such amounts from the preceding statement;

         (o) the aggregate Purchase Amounts for Receivables, if any, that were or are to be purchased during or with respect to such Collection Period;

         (p) the aggregate Principal Balance and number of all Receivables with respect to which the related Financed Vehicle was repossessed;

         (q) the aggregate Principal Balance and number of Receivables with respect to which the Servicer granted an extension; and

         (r) the Overcollateralization Target Amount for the next Distribution Date.

         Each amount set forth on the Distribution Date Statement under clauses
(a), (b) or (n) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate or Note, as applicable.

         Section 5.09. ADVANCES BY THE SERVICER.

         (a) By the close of business on the day required by Section 5.02 or
Section 5.04 hereof, as applicable, the Servicer shall deposit into the Collection Account, out of its own funds, the related Advance.

         (b) On each Distribution Date, the Servicer shall reimburse itself for the Outstanding Amount Advanced to the extent of actual collections of late scheduled payments.

         (c) If the Servicer determines that any Advance made pursuant to
Section 5.09 has become a Nonrecoverable Advance and at the time of such determination there exists an Outstanding Amount Advanced, then the Servicer shall reimburse itself out of funds in the Collection Account for the amount of such Nonrecoverable Advance, but only to the extent of such Outstanding Amount Advanced.

                                   ARTICLE VI

                                  THE DEPOSITOR

         Section 6.01. REPRESENTATIONS OF DEPOSITOR. The Depositor makes the following representations to the Issuer, the Servicer, the Indenture Trustee and the Seller. The Issuer relies on such representations in accepting the Receivables and delivering the Securities. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture.

         (a) ORGANIZATION AND GOOD STANDING. The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

         (b) DUE QUALIFICATION. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to transfer the Receivables to the Trust pursuant to this Agreement or the validity or enforceability of the Receivables.

         (c) POWER AND AUTHORITY. The Depositor has the corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been, duly authorized by the Depositor by all necessary corporate action.

         (d) BINDING OBLIGATION. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

         (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms or provisions of or constitute (with or without notice or lapse of time, or both) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this

Agreement and the other Basic Documents; or violate any law, order, rule or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

         (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened, against the Depositor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document; (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document; or (iv) seeking to adversely affect the federal income tax attributes of the Trust, the Notes or the Certificates.

         (g) NO CONSENTS. The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

         Section 6.02. CORPORATE EXISTENCE. During the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

         Section 6.03. LIABILITY OF DEPOSITOR; INDEMNITIES. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement (which shall not include distributions on account of the Notes or the Certificates).

         Section 6.04. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, DEPOSITOR. Any Person with which the Depositor shall merge or consolidate or which the Depositor shall permit to become the successor to the Depositor's business shall execute an agreement of assumption of every obligation of the Depositor under this Agreement and the other Basic Documents. Whether or not such assumption agreement is executed, such successor Person shall be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide prompt notice of any merger, consolidation or succession pursuant to this Section 6.04 to the Owner Trustee, the Indenture Trustee, the Servicer, the Securityholders and the Rating Agencies. Notwithstanding the foregoing, the Depositor shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Depositor's business unless (w) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.02 or 6.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (x) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Servicer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section
6.04 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (y) the Rating Agency Condition shall have been satisfied and (z) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Servicer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and reciting the details of such filings or (B) no such action is necessary to preserve and protect such interest.

         Section 6.05. LIMITATION ON LIABILITY OF DEPOSITOR AND OTHERS. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall be under no obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

         Section 6.06. DEPOSITOR MAY OWN SECURITIES. The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document.

         Section 6.07. DEPOSITOR TO PROVIDE COPIES OF RELEVANT SECURITIES FILINGS. The Depositor shall provide or cause to be provided to the Servicer a copy of any document filed by the Depositor subsequent to the date hereof with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 that relate specifically to the Trust, the Notes or the Certificates.

         Section 6.08. AMENDMENT OF DEPOSITOR'S ORGANIZATIONAL DOCUMENTS. The Depositor shall not amend its organizational documents except in accordance with the provisions thereof.

                                  ARTICLE VII

                                  THE SERVICER

         Section 7.01. REPRESENTATIONS OF SERVICER. The Servicer makes the following representations upon which the Issuer is deemed to have relied in acquiring the Receivables. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture.

         (a) ORGANIZATION AND GOOD STANDING. The Servicer is a [national banking association] duly organized and validly existing as a banking institution under the laws of [the United States] and continues to hold a valid certificate to do business as such. The Servicer is duly authorized to own its properties and transact its business and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization and in which the failure to be so authorized would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer and its subsidiaries, considered as one enterprise. The Servicer has, and at all relevant times had, the power, authority and legal right to acquire, own, and service the Receivables.

         (b) LICENSES AND APPROVALS. The Servicer has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the Servicer's ability to acquire, own and service the Receivables.

         (c) POWER AND AUTHORITY. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary action.

         (d) BINDING OBLIGATION. This Agreement and the other Basic Documents to which it is a party constitute legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity whether applied in a proceeding in equity or at law.

         (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which it is a party and the fulfillment of their respective terms shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of association or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents, or violate any law, order, rule or regulation applicable to the Servicer of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties.

         (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened, against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents;
(ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents; or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities.

         Section 7.02. INDEMNITIES OF SERVICER. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer and the representations made by the Servicer under this Agreement:

         (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Securityholders and the Depositor and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle, excluding any losses incurred in connection with the sale of any repossessed Financed Vehicles in a commercially reasonable manner and in compliance with the terms of this Agreement.

         (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, and their respective officers, directors, agents and employees, and the Securityholders, from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the transfer of the Receivables to the Trust or the issuance and original sale of the Securities), and any reasonable costs and expenses in defending against the same.

         (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Securityholders and any of the officers, directors, employees or agents of the Issuer, the Owner Trustee, the Depositor and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the gross negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

         For purposes of this Section, in the event of the termination of the rights and obligations of National City Bank (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.02, or the resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.03.

         Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts of the Servicer prior thereto, and shall include reasonable fees and expenses of counsel and reasonable expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

         Section 7.03. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SERVICER. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) that acquires by conveyance, transfer or lease substantially all of the assets of the Servicer or (iv) succeeding to the business of the Servicer, which Person shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 7.03 to the Owner Trustee, the Indenture Trustee and each Rating Agency. Notwithstanding the foregoing, the Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business unless (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time or both, would become a Servicer Termination Event shall have occurred, (ii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section
7.03 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (iii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust and the Indenture Trustee, respectively, in the assets of the Trust and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest.

         Section 7.04. LIMITATION ON LIABILITY OF SERVICER AND OTHERS.

         (a) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Depositor, the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; PROVIDED, HOWEVER, that this provision shall not protect the Servicer against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of duties. The Servicer and any director, officer, employee or agent of the Servicer may conclusively rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

         (b) The parties expressly acknowledge and consent to the Indenture Trustee simultaneously acting in the capacity of successor Servicer and Indenture Trustee. The Indenture

Trustee may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by the Indenture Trustee of express duties set forth in this Agreement in any of such capacities.

         Section 7.05. APPOINTMENT OF SUBSERVICER. The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; PROVIDED, HOWEVER, that 10 days' prior notice of such appointment shall have been given to each Rating Agency and each Rating Agency shall have notified the Servicer, the Owner Trustee and the Indenture Trustee in writing that such appointment satisfies the Rating Agency Condition; and PROVIDED FURTHER, HOWEVER, that the Servicer shall remain obligated and be liable to the Owner Trustee, the Indenture Trustee and the Securityholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of any subservicer shall be as agreed between the Servicer and such subservicer from time to time, and none of the Owner Trustee, the Indenture Trustee, the Issuer or the Securityholders shall have any responsibility therefor.

         Section 7.06. SERVICER NOT TO RESIGN.

         (a) Subject to the provisions of Section 7.03, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law.

         (b) Notice of any determination that the performance by the Servicer of its duties hereunder is no longer permitted under applicable law shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered by the Servicer to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No resignation of the Servicer shall become effective until a successor Servicer acceptable to the Controlling Party shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.03. If no Servicer has been appointed within 30 days of resignation or removal, the Controlling Party may petition any court of competent jurisdiction for such appointment.

                                  ARTICLE VIII

                                     DEFAULT

         Section 8.01. SERVICER TERMINATION EVENTS. For purposes of this Agreement, the occurrence and continuance of any of the following shall constitute a "Servicer Termination Event":

         (a) any failure by the Servicer to deposit into the Collection Account any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of five Business Days after written notice is received by the Servicer or after discovery of such failure by a Responsible Officer of the Servicer;

         (b) failure by the Servicer to deliver to the Owner Trustee, the Indenture Trustee and the Seller the Servicer's Certificate by the applicable Determination Date, or to observe any covenant or agreement set forth in Section 4.06, which failure (i) materially and adversely affects the rights of the Securityholders and (ii) continues unremedied for a period of thirty days after knowledge thereof by the Servicer or after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by any of the Owner Trustee, the Indenture Trustee or Noteholders evidencing not less than 25% of the Outstanding Amount of the Notes;

         (c) failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement, which failure (i) materially and adversely affects the rights of the Securityholders and (ii) continues unremedied for a period of 60 days after discovery of such failure by a Responsible Officer of the Servicer or after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by any of the Owner Trustee, the Indenture Trustee, Noteholders evidencing not less than 25% of the Outstanding Amount of the Controlling Class or, if no Notes are outstanding, Certificateholders of Certificates evidencing not less than 25% of the Outstanding Amount of the Certificates; or

         (d) the occurrence of an Insolvency Event with respect to the Servicer.

         Section 8.02. CONSEQUENCES OF A SERVICER TERMINATION EVENT. If a Servicer Termination Event shall occur, the Indenture Trustee may, and at the direction of Noteholders evidencing 25% of the Outstanding Amount of the Controlling Class or, if no Notes are Outstanding, Certificateholders of Certificates evidencing not less than 25% of the Outstanding Amount of the Certificates, shall terminate all of the rights and obligations of the Servicer under this Agreement by notice in writing to the Servicer. On or after the receipt by the Servicer of such written notice, all authority, power, obligations and responsibilities of the Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of the successor Servicer appointed by the Controlling Party; PROVIDED, HOWEVER, that such successor Servicer shall have no liability with respect to any obligation that was required to be performed by the terminated Servicer prior to the date that such successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents to show the Indenture Trustee (or the Owner Trustee if the Notes have been paid in full) as lienholder or secured party on the related certificates of title of the Financed Vehicles or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all money and property held by the Servicer with respect to the Receivables and other records relating to the Receivables, including any portion of the Receivables File held by the Servicer and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables. The terminated Servicer shall also provide the successor Servicer access to Servicer personnel and computer records in order to facilitate the orderly and efficient transfer of servicing duties.

         Section 8.03. APPOINTMENT OF SUCCESSOR SERVICER.

         (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to
Section 7.06, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating to the Servicer under this Agreement, except as otherwise stated herein. The Depositor, the Owner Trustee, the Indenture Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 8.02 upon the occurrence of any Servicer Termination Event after its appointment as successor Servicer.

         (b) On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to
Section 7.06, or if the Indenture Trustee is legally unable or unwilling to act as Servicer, the Controlling Party may exercise at any time its right to appoint a successor to the Servicer, and shall have no liability to the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor, any Noteholders, any Certificateholders or any other Person if it does so. Notwithstanding the above, if the Indenture Trustee shall be legally unable or unwilling to act as Servicer, the Indenture Trustee, the Owner Trustee or Noteholders evidencing 25% of the Outstanding Amount of the Controlling Class or, if no Notes are outstanding, Certificateholders of Certificates evidencing not less than 25% of the Outstanding Amount of the Certificates, may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Indenture Trustee shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. The Trustee shall be entitled to withdraw from the Collection Account and remit to the successor Servicer or such other party entitled thereto all reasonably incurred Servicer transition costs.

         (c) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the

Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

         Section 8.04. NOTIFICATION TO SECURITYHOLDERS. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Owner Trustee shall give prompt written notice thereof to the Certificateholders, and the Indenture Trustee shall give prompt written notice thereof to the Noteholders and each Rating Agency.

         Section 8.05. WAIVER OF PAST DEFAULTS. Noteholders evidencing not less than a majority of the Outstanding Amount of the Controlling Class or, if no Notes are Outstanding, Certificateholders of Certificates evidencing not less than a majority of the Outstanding Amount of the Certificates may, on behalf of all Securityholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE IX

                                   TERMINATION

         Section 9.01. Optional Purchase of All Receivables.

         (a) On each Determination Date as of which the Pool Balance is equal to or less than [____]% of the Original Pool Balance, the Servicer shall have the option to purchase the Receivables. To exercise such option, the Servicer shall deposit to the Collection Account pursuant to Section 5.04 an amount equal to the aggregate Purchase Amount for the Receivables (including Receivables that became Liquidated Receivables during the related Collection Period) and shall succeed to all interests in and to the Receivables. The exercise of such option shall effect a retirement, in whole but not in part, of all outstanding Notes.

         (b) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

         (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, the Indenture Trustee pursuant to this Agreement.

                                   ARTICLE X

                                  MISCELLANEOUS

         Section 10.01. Amendment.

         (a) This Agreement may be amended by the Depositor, the Servicer, the Indenture Trustee and the Issuer, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder; provided further, that such action shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no Opinion of Counsel to that effect shall be required if the person requesting the amendment obtains a letter from the Rating Agencies stating that the amendment would not result in the downgrading or withdrawal of the ratings then assigned to the Notes and the Certificates.

         (b) This Agreement may also be amended from time to time by the Depositor, the Servicer and the Issuer, with the prior written consent of the Indenture Trustee, Noteholders holding not less than a majority of the Outstanding Amount of the Class [A] Notes, Noteholders holding not less than a majority of the Outstanding Amount of the Class [B] Notes, and the Holders of outstanding Class [C] Certificates evidencing not less than a majority of the outstanding Class [C] Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; PROVIDED, HOWEVER, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Securityholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Class [A] Notes, the Class [B] Notes or the Class [C] Certificates, the Securityholders of which are required to consent to any such amendment, without the consent of the Noteholders holding all Outstanding Class [A] Notes, Class [B] Notes and Certificateholders holding all Outstanding Class [C] Certificates.

         Promptly after the execution of any amendment or consent, the Administrator shall furnish written notification of the substance of such amendment or consent to each Securityholder, the Indenture Trustee and each Rating Agency.

         It shall not be necessary for the consent of Securityholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to this Agreement, the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(i)(A). The Owner Trustee,



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

on behalf of the Issuer, and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

         Section 10.02. PROTECTION OF TITLE TO TRUST.

         (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such a manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof. The Servicer shall deliver or cause to be delivered to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above as soon as available following such filing.

         (b) Neither the Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) Each of the Depositor and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least five Business Days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of each such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on or with respect to each such Receivable and the amounts from time to time deposited in the Collection Account in respect of each such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall be coded to reflect that such Receivable is part of the portfolio of Receivables that is the subject of this Agreement and is held by the Indenture Trustee for National City Auto Receivables Trust 200__-__. Indication of such Receivable's inclusion in the portfolio shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

         (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

         (g) The Servicer shall permit the Indenture Trustee and its agents upon reasonable notice and at any time during normal business hours, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations, to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

         (h) Upon request, the Servicer shall furnish to the Owner Trustee or the Indenture Trustee, within fifteen Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished prior to such request indicating removal of Receivables from the Trust.

The Servicer shall deliver to the Owner Trustee and the Indenture Trustee:

         (A) promptly after the execution and delivery of this Agreement and each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to preserve and protect such interest; and

         (B) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Initial Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or
(ii) no such action shall be necessary to preserve and protect such interest.

         Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

         Section 10.03. NOTICES. All demands, notices, communications and instructions upon or to the Depositor, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee or any Rating Agency under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to 1900 East 9th Street, Cleveland, Ohio 44114; (b) in the case of the Servicer, Administrator and Custodian, to 1900 East 9th Street, Cleveland, Ohio 44114, (c) in the case of [INDENTURE TRUSTEE], to [ADDRESS]; (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Administration Department (as defined in the Trust Agreement); (e) in the case of [RATING AGENCY], to [ADDRESS], and (g) in the case of [RATING AGENCY], to [ADDRESS]; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 10.04. ASSIGNMENT BY THE DEPOSITOR OR THE SERVICER. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.04 and 7.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer.

         Section 10.05. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 10.06. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 10.07. COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute but one and the same instrument.

         Section 10.08. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 10.09. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.10. ASSIGNMENT BY ISSUER. The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

         Section 10.11. NONPETITION COVENANTS. Notwithstanding any prior termination of this Agreement, the parties hereto shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Issuer or the Depositor, acquiesce, petition or otherwise invoke or cause the Issuer or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the

Issuer or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

         Section 10.12. LIMITATION OF LIABILITY OF OWNER TRUSTEE AND INDENTURE TRUSTEE.

         (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by [OWNER TRUSTEE] not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall [OWNER TRUSTEE] in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by [INDENTURE TRUSTEE], not in its individual capacity but solely as Indenture Trustee, and in no event shall [INDENTURE TRUSTEE] have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                        NATIONAL CITY AUTO RECEIVABLES TRUST 200__-__
                                     By:      [OWNER TRUSTEE],
                                              not in its individual capacity
                                              but solely as Owner Trustee

                                     By: ___________________________________
                                           Name:
                                           Title:


                        DEPOSITOR


                        By: ___________________________________
                               Name:
                               Title:


                        NATIONAL CITY BANK


                        By: ___________________________________
                               Name:
                               Title:

                        [OWNER TRUSTEE]

                        By: ___________________________________
                               Name:
                               Title

                                   SCHEDULE A

                                   [RESERVED]

                                   SCHEDULE B

                          Final Schedule of Receivables
                          -----------------------------

                                   SCHEDULE C


                          Location of Receivable Files
                          ----------------------------

                                    EXHIBIT A


                  Representations and Warranties of the Seller
                  --------------------------------------------
            Under Section 3.02 of the Receivables Purchase Agreement
            --------------------------------------------------------

                                    EXHIBIT B


             Form of Distribution Date Statement to Securityholders

                                    EXHIBIT C

                         FORM OF SERVICER'S CERTIFICATE
                         ------------------------------

                                   EXHIBIT D-1


                                EXTENSION POLICY

                                   EXHIBIT D-2


                            FORM OF DEALER AGREEMENTS

                                   EXHIBIT D-3


                               FORM OF ASSIGNMENT